UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021
KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
December 2021 Estimated Liquidation Value Per Share
On December 15, 2021, KBS Real Estate Investment Trust II, Inc.’s (the “Company”) board of directors approved an updated estimated liquidation value per share of the Company’s common stock of $1.24, effective December 14, 2021 (the “December 2021 Estimated Liquidation Value Per Share”). The Company is providing the December 2021 Estimated Liquidation Value Per Share to assist broker-dealers that participated in the Company’s now-terminated initial public offering in meeting their customer account statement reporting obligations under the Financial Industry Regulatory Authority Rule 2231.
The December 2021 Estimated Liquidation Value is equal to the Company’s estimated net assets in liquidation of $1.94 per share as of September 30, 2021 (the “September 2021 Estimated Liquidation Value Per Share”), (i) reduced by the Company’s authorization of a fourth liquidating distribution of $0.50 per share of common stock to the Company’s stockholders of record as of the close of business on October 1, 2021 (the “Fourth Liquidating Distribution”), which was paid on October 5, 2021, and (ii) further reduced by the Company’s authorization of a fifth liquidating distribution of $0.20 per share of common stock to the Company’s stockholders of record as of the close of business on December 9, 2021 (the “Fifth Liquidating Distribution”), which was paid on December 14, 2021. Thus, the December 2021 Estimated Liquidation Value Per Share reflects the resulting reduction of the stockholders’ remaining investment in the Company.
The Company did not obtain updated appraisals in connection with the determination of the December 2021 Estimated Liquidation Value Per Share, and the determination was based solely on the factors above.
Determination of the September 30, 2021 Estimated Liquidation Value Per Share
The September 2021 Estimated Liquidation Value Per Share of $1.94 was based on the Company’s net assets in liquidation, divided by the number of shares outstanding, all as of September 30, 2021, as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2021 (the “Quarterly Report”). The Company adopted the liquidation basis of accounting as of and for the periods subsequent to February 1, 2020. Net assets in liquidation represents the remaining estimated liquidation value available to stockholders upon liquidation. For a description of the Company’s accounting policies and the methodologies, limitations and assumptions used in the determination of the September 2021 Estimated Liquidation Value Per Share, see the Company’s Quarterly Report and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 12, 2021.
Limitations of the December 2021 Estimated Liquidation Value Per Share
As mentioned above, the Company is providing the December 2021 Estimated Liquidation Value Per Share to assist broker-dealers that participated in the Company’s now-terminated initial public offering in meeting their customer account statement reporting obligations. The December 2021 Estimated Liquidation Value Per Share will first appear on the December 2021 customer account statements that will be mailed in January 2022. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated liquidation value per share, and this difference could be significant. The December 2021 Estimated Liquidation Value Per Share is not audited and does not represent the fair value of the Company’s assets less the fair value of the Company’s liabilities according to GAAP. Moreover, the Company did not obtain updated appraisals in connection with the determination of the December 2021 Estimated Liquidation Value Per Share, and the determination was based solely on the factors discussed above.
The Company’s expectations about the implementation of its plan of complete liquidation and dissolution (the “Plan of Liquidation”) and the amount of any additional liquidating distributions that the Company pays to its stockholders and when the Company will pay them are subject to risks and uncertainties and are based on certain estimates and assumptions, one or more of which may prove to be incorrect. There are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company underestimates its existing obligations and liabilities or the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated. Moreover, the liquidation value will fluctuate over time in response to developments related to the Company’s remaining assets and the management of those assets, in response to the real estate and finance markets, based on the actual liquidation timing and the amount of net proceeds received from the disposition of the Company’s remaining real estate property and due to other factors.

In particular, the COVID-19 pandemic, together with the resulting measures imposed to help control the spread of the virus, has had a negative impact on the economy and business activity globally. The COVID-19 pandemic is negatively impacting almost every industry, including the U.S. office real estate industry and the industries of the Company’s tenants, directly or indirectly. While the Company has considered the impact from COVID-19 on its December 2021 Estimated Liquidation Value Per Share, the extent to which the COVID-19 pandemic impacts the Company’s operations and those of its tenants and the Company’s implementation of the Plan of Liquidation, depends on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Given the uncertainty and current business disruptions as a result of the outbreak of COVID-19, the Company’s implementation of the Plan of Liquidation may be materially and adversely impacted and this may have a material effect on the ultimate amount and timing of liquidating distributions received by stockholders.
No assurance can be given that any additional liquidating distributions the Company pays to its stockholders will equal or exceed the December 2021 Estimated Liquidation Value Per Share. Accordingly, with respect to the December 2021 Estimated Liquidation Value Per Share, the Company can give no assurance:
•of the amount or timing of liquidating distributions the Company will ultimately be able to pay its stockholders;
•that a stockholder would be able to resell his or her shares at the December 2021 Estimated Liquidation Value Per Share;
•that an independent third-party appraiser or third-party valuation firm would agree with the December 2021 Estimated Liquidation Value Per Share; or
•that the methodology used to determine the December 2021 Estimated Liquidation Value Per Share would be acceptable to FINRA or for compliance with ERISA reporting requirements.
Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
There are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders, including, among other things, the sale price of the Company’s remaining real estate property and the actual liquidation timing, changes in market demand for office properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising hereafter. No assurance can be given as to the amount or timing of liquidating distributions. If the Company underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated.
The COVID-19 pandemic, together with the resulting measures imposed to help control the spread of the virus, has had a negative impact on the economy and business activity globally. The COVID-19 pandemic is negatively impacting almost every industry, including the U.S. office real estate industry and the industries of the Company’s tenants, directly or indirectly. The extent to which the COVID-19 pandemic impacts the Company’s operations and those of its tenants and the Company’s implementation of the Plan of Liquidation, depends on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Given the uncertainty and current business disruptions as a result of the outbreak of COVID-19, the Company’s implementation of the Plan of Liquidation may be materially and adversely impacted and this may have a material effect on the ultimate amount and timing of liquidating distributions received by stockholders.

Actual events may cause the value and returns on the Company’s remaining real property investment to be less than that used for purposes of the Company’s September 2021 Estimated Liquidation Value Per Share. For a description of Company’s accounting policies and the methodologies, limitations and assumptions used in the determination of the September 2021 Estimated Liquidation Value Per Share, see the Company’s Quarterly Report and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 12, 2021. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Moreover, the Company did not obtain appraisals in connection with the valuations. Even small changes to these assumptions could result in significant differences in the estimated liquidation value per share.
The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its remaining real estate property during the liquidation process; the Company’s ability to sell its remaining real estate property at the time and at the price it expects; the Company’s ability to successfully negotiate modifications, extensions or any needed refinancings of its debt obligations; the Company’s ability to successfully implement the Plan of Liquidation and other risks identified in Part I, Item 1A of the Company’s Annual Report and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: December 17, 2021	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary